UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 7, 2008
VISTACARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50118	06-1521534

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4800 North Scottsdale Road, Suite 5000, Scottsdale, Arizona	85251

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(480) 648-4545

None

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Item 9.01 Exhibits.
SIGNATURE
EX-99.1

Item 8.01	Other Events.
     On February 7, 2008, VistaCare, Inc. (the “Company”) issued a press release in response to a letter from one of its shareholders, Accipiter Capital Management, regarding the pending tender offer by Odyssey HealthCare, Inc. to acquire all of the outstanding shares of class A common stock of the Company for $8.60 per share. A copy of the press release is furnished as Exhibit 99.1 to this Report.

Item 9.01	Exhibits.
(d) Exhibits.

99.1	Press release of VistaCare, Inc., dated February 7, 2008.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTACARE, INC.
Dated: February 8, 2008	/s/ Stephen Lewis
	Name:	Stephen Lewis
	Title:	Secretary